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                                                                Exhibit 10.13


                         CASH ADVANCE AND SECURITY AGREEMENT

    This cash advance and security Agreement ("Agreement") is entered into this 20th day of December, 1996 by and between Apollo International of Delaware, Inc., a Delaware corporation (the "Company") and Framan Company.

RECITALS:

    WHEREAS, the Company desires to have available more cash for purchase of parts; and

    WHEREAS, Framan Co. desires to make available to the Company cash advances for such purposes.

AGREEMENT:

    NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by reference.

    2. CASH ADVANCES. Upon delivery by the Company to Framan Co. of a properly approved invoice or purchase order for parts inventory as ordered from time to time by the Company from its vendors, Framan Co. shall provide the Company with cash equal to the amount of such invoice, which cash shall be wired, or transferred by other means, to the Company's operating account pursuant to the wiring instructions as provided by the Company (the "Advances"). In addition to the delivery to Framan Co. of such invoice(s), the Company shall concurrently provide Framan Co. with the following: (a) a copy of the Company's check made payable to the applicable vendor for the amount of the invoice, (b) a copy of the applicable invoice and/or purchase order, properly approved for payment, and (c) a copy of a current schedule of such advances, the form of which is attached hereto as Exhibit A, (d) other documentation regarding such transaction as may be requested by Framan Co. Framan Co. shall have the right to limit the total cash advanced to the Company under this Agreement.

    3. NEGOTIATION OF BEST PRICE. The Company shall use its best efforts to negotiate the best possible price for products and inventory ordered from its vendors. The amount payable to vendors as reflected in the invoices and/or purchase orders shall represent the best price the Company was able to obtain based on cash terms.

    4. REPAYMENT TERMS. The Advances shall accrue interest at the rate of two percent (2%) above the prime rate as quoted by the Wall Street Journal on the date such Advances are transferred to the Company, and all such outstanding and unpaid Advances

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and accrued and unpaid interest thereon shall be paid by the Company from the proceeds of the Company's initial public offering of its Common Stock.

    5. COLLATERAL AND SECURITY INTEREST. The collateral for the Advances shall be the Company's parts inventory, fixtures, equipment and all other assets (the "Collateral"). To secure the payment of the Advances and interest thereon (together, the "Obligation"), the Company does hereby grant to Framan Co. a security interest in each and all of the Collateral. The Company shall grant Framan Co. access to the Company's books for the purposes of review with prior notice during normal business hours.


    6. DEFAULT. The occurrence of one or more of the following events shall constitute a default in this Agreement:

         (a) The failure or omission of the Company to pay when due any of the Liabilities;

         (b) The making of an assignment by the Company for the benefit of the Company's creditors;

         (c) The commencement of proceedings in bankruptcy for reorganization of the Company or for the adjustment of any of its debts under the U.S. Bankruptcy Code or under any law, whether state or federal, now or hereafter existing for the relief of debtors; or

         (d) The appointment of a receiver or trustee for the Company or for any substantial part of its assets, or the institution of any proceedings for the dissolution, or the full or partial liquidation of the Company.

    7. RIGHTS UPON DEFAULT. Upon the occurrence of any default under this Agreement, Framan Co. shall have and may exercise any or all of the following rights:

         (a) To declare the Liabilities, or any of them immediately due and payable without demand or notice and the same thereupon shall immediately become due and payable without demand or notice.

         (b) To exercise from time to time any and all rights and remedies of a secured party under the Uniform Commercial Code of the State of Florida and any and all rights and remedies available to it under any other applicable law.

    8. PERFECTION. In order to perfect the security interest in the Collateral granted to Framan Co. hereunder, the Company agrees to execute and have recorded with the Florida Department of State a UCC-1 Financing Statement reflecting Framan Co.'s security interest in the Collateral.

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    9.   NOTICE.  All notices under the Agreement shall be in writing and shall be deemed to be given (i) in the case of delivery, when delivered to the address set forth on the signature page to this Agreement and addressed to the recipient party; (ii) in the case of mailing, on the sixth business day after deposit in the U.S. Mail, postage prepaid, and sent by certified or registered mail, and addressed to the recipient party; and (iii) in the case of facsimile or telecopier, when the same has been actually received by the other party as confirmed by the sending party. Either party hereto may change the address at which said notices are to be sent by the giving of notice of such change to the other party as set forth herein.

    10. TERM. This Agreement and the rights and privileges granted hereunder to Framan Co. shall continue and remain in full force and effect until all Liabilities have been paid in full to Framan Co. At such time, this Agreement shall be marked "Canceled" and returned to the Company and Framan Co. shall further execute a termination statement in regard to any financing statement that is solely related to the Collateral.

    11. WAIVER. No waiver by Framan Co. of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Framan Co. in exercising any right or remedy shall operate as a waiver thereof.

    12. GOVERNING LAW. This Agreement shall be governed and construed in accordance with and governed by the laws of the State of Florida.

    13. SEVERABILITY. If any provision of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, such provision shall be ineffective to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Agreement.

    14. COSTS AND ATTORNEY'S FEES. In the event of any legal proceedings in connection with this Agreement, Framan Co. shall be entitled to receive from the Company its reasonable legal fees (including costs incurred) in connection with such proceeding, including costs of collection.

    15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto in regard to the subject matter hereof and this Agreement may not be altered, amended or otherwise modified except by a writing signed by the parties hereto.


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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

                                  APOLLO INTERNATIONAL OF
                                  DELAWARE, INC.

                                  By:  /s/
                                     -----------------------------
                                       David W. Clarke, President
                                       6542 N. US Highway 41
                                       Suite 215
                                       Apollo Beach, FL 33572

                                  FRAMAN COMPANY

                                  By:  /s/
                                     -----------------------------
                                       Frank J. Mancini
                                       P.O. Box 157
                                       Zolfo Springs, FL 33890-0157


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                                    AMENDEMENT TO
                         CASH ADVANCE AND SECURITY AGREEMENT


    THIS AMENDMENT TO CASH ADVANCE AND SECURITY AGREEMENT (the "Amendment") is entered into this 24th day of February, 1997 by and between Apollo International of Delaware, Inc., a Delaware corporation (the "Company") and Framan Company ("Framan").

                                      RECITALS:

    WHEREAS, the Company and Framan entered into a Cash Advance and Security Agreement (the "Agreement") on December 20th, 1996 and both parties desire to amend the Agreement; and

    WHEREAS, the Company and Framan desire to amend Section 4 of the Agreement regarding repayment terms, upon the terms and conditions stated below.

    NOW, THEREFORE , in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by reference and form a part of this Amendment.

    2. EFFECTIVE DATE. The provisions of this Amendment shall be retroactive and shall become effective as of the date of the Agreement which is December 20th, 1996 (the "Effective Date").

    3. REPAYMENT TERMS. The Advances (as defined in the Agreement) shall accrue simple interest as of the Effective Date at the rate of two (2%) percent above the prime rate as quoted by the Wall Street Journal on the date such Advances are transferred to the Company. The repayment of the Advances shall be as follows:

         a. The Company shall make interest only payments to Framan commencing on the first business day of the month following the Closing of the Company's initial public offering and continuing on the first business day of each month thereafter until the Advances and all interest accrued thereon are repaid in full to Framan.

         b. Company shall repay up to one-half (1/2) of the then outstanding principal balance of the Advances on the earlier of (i) June 1, 1998; or (ii) the last day of the first fiscal quarter that the Company's gross revenue exceeds Five Hundred Thousand

($500,000) dollars, subject to the determination by the Company's President that there will be sufficient funds available to meet the Company's expenses.

         c. Company shall repay one-half (1/2), or more, of the then outstanding principal balance of the Advances on the last day of each subsequent fiscal quarter that the Company's gross revenue exceeds Five Hundred Thousand ($500,000) dollars, subject to the determination by the Company's President that there will be sufficient funds available to meet the Company's expenses.

         d. Any outstanding principal balance of Advances and accrued and unpaid interest shall be paid in full no later than December 31, 1998.

    4. AMENDMENT. Except as expressly modified and amended herein, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                             APOLLO INTERNATIONAL OF
                             DELAWARE, INC


                             By:  /s/  David W. Clarke, President


                             FRAMAN COMPANY


                             By:  /s/ Frank J. Mancini